State Bank of India CAG Branch New Delhi New Delhi

URGENT URGENT

:
WORKING CAPITAL LINE OF CREDIT FACILITY TO CADISTA PHARMACEUTICALS INC FOR 3.5 MILLION USD

1.    REFERENCE IS HEREBY MADE TO THE WORKING CAPITAL LINE OF CREDIT FACILITY (CREDIT FACILITY) TO BE EXTENDED TO BY STATE BANK OF INDIA, NEW YORK BRANCH TO CADISTA PHARMACEUTICALS INC. (BORROWER) HAVING ITS OFFICE AT 207 KILEY DRIVE, SALISBURY, MD 218012249 IN THE MAXIMUM OF USD 6,500,000.00 (US DOLLARS SIX MILLION FIVE HUNDRED THOUSAND ONLY) AS MORE PARTICULARLY SET FORTH IN THE CREDIT FACILITY DOCUMENTATION. WE HEREBY CONFIRM JUBILIANT LIFESCIENCES LTD THE PARENT COMPANY OF THE BORROWER PRESENTLY ENJOYS CREDIT FACILITIES WITH US AGGREGRATING TORS 307 CRRS. 145 CRORES (NFB SECURED), 100 CRORES (NFB UNSECURED) AND 62 CRORES (FUND BASED)

2.    IN ACCORDANCE WITH THE FACILITY/LOAN AGREEMENT EXECUTED BY JUBILANT LIFESCIENCES LTD AND OUR BRANCH, JUBILANT LIFESCIENCES LTD HAS CREATED A CHARGE ON ASSETS CONSISTING OF RECEIVABLE OTHER CURRENT ASSETS AS PROVIDED IN THE FACILITY/LOAN AGREEMENT IN OUR FAVOUR. THE CURRENT ASSETS CHARGED WILL GENERALLY BE REFERRED TO HENCEFORTH AS THE SECURITY.

3.    THE SECURITY GRANTED BY JUBILANT LIFESCIENCES LIMITED TO US FOR ALL WORKING CAPITAL CREDIT FACILITIES INCLUDING THE FACILITY REFERRED TO HEREIN, WILL NOT BE RELEASED BY US FOR SO LONG AS THERE REMAINS ANY OF THE BORROWER’S LIABILITIES INCLUDING THOSE CREATED UNDER THE CREDIT FACILITY DOCUMENTATION WITH YOU. NEITHER THE LIEN/CHARGE ON ASSETS, NOR THE MORTGAGE HELD BY US WILL BE RELEASED UNLESS AND UNTIL YOU ADVISE TO US YOUR CLEARANCE IN WRITING.

:

4.    ACCORDINGLY, WE HEREBY PROVIDE YOU COMFORT FOR THE WORKING CAPITAL CREDIT FACILITIES EXTENDED TO BE EXTENDED TO THE BORROWER BY YOU IN CONJUCTION WITH THE SAID CREDIT FACILITY DOCUMENTATION, AND CONSENT TO HOLD YOU FREE AND HARMLESS AND UNDERTAKE THE RESPONSIBILITY OF ANY CLAIM PREFERRED BY YOU UNDER THIS LETTER OF COMFORT FOR THE PRINCIPAL AMOUNT UP TO A MAXIMUM OF USD 3,500,000.00 TOGETHER WITH ACCRUED INTEREST THEREON AND OTHER FEES AND COMMISSIONS, ARISING THEREUNDER AT THE AGREED RATE SET FORTH IN YOUR CREDIT FACILITY DCOUMENTATION ON THE BORROWER . WE HEREBY AUTHORIZE YOU TO RAISE A DEBIT ON OUR OFFICE THROUGH FOREIGN DEPARTMENT, KOLKATA BY DEBIT TO INDIA DOLLAR ACCOUNT FOR RELEASING THE PRINCIPAL AMOUNT THEREOF, AS AND WHEN DUE TOGETHER WITH INTEREST THEREON, AT THE AGREED RATE SET FORTH IN THE CREDIT FACILITY DOCUMENTATION WITH THE BORROWER ON THE RELATIVE MATURITY DATES. SUCH DEBITS CAN BE RAISED IN THE CASE OF DEFAULT BY THE BORROWER AFTER GIVING 7(SEVEN) DAYS NOTICE, PROVIDED THE BORROWER DOES NOT MAKE A REMITTANCE IN THE MEANTIME. WE ADVISE YOU THAT THE SAID AMOUNT FOR WHICH THIS LETTER OF COMFORT IS ISSUED FORM PART AND PARCEL OF THE TOTAL CREDIT FACILITY GRANTED TO JUBILANT LIFESCIENCES LTD IN INDIA BY OUR BRANCH. WE FURTHER ADVISE THAT JUBILANT LIFESCIENCES LIMITED IS AWARE OF AND AGREES TO OUR ISSUANCE OF THIS LETTER OF COMFORT ACCORDINGLY.

5.    THIS COMFORT ISSUED IS IN COMPLIANCE WITH THE REGULATORY REQUIREMENTS IN INDIA AVAILABLE TO YOU UPTO AND INCLUDING THE DATE UPON WHICH ALL SUMS ARE DUE UNDER THE U.S.D CREDIT FACILITY DOCUMENTATION HAVE BEEN REPAID IN FULL.
:
6. THIS LETTER OF COMFORT WILL EFFECTIVE FROM THE DATE OF ENHANCED FACILITIES ARE MADE AVAILABLE TO TEH BORROWER AND WILL REMAIN IN FORCE TILL MARCH 31, 2012. OR THE BORROWERS LIABILITY TO STATE BANK OF INDIA NEW YORK BRANCH IS EXTINGUISHED WHICHEVER IS EARLIER.

VERY TRULY YOURS,

STATE BANK OF INDIA
CORPORATE ACCOUNTS GROUP BRANCH
NEW DELHI INDIA
BY:
NAME: OMESH PURI
TITLE: CHIEF MANAGER
INTERNATIONAL BANKING DIVISION
PLACE: NEW DELHI, INDIA

DATE: 21.04.2011